AMENDMENT NO. 2 TO

REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”), is entered into on June 5, 2008 by and between TXP CORPORATION, a Nevada corporation (the “Company”), and YA GLOBAL INVESTMENTS, L.P. (F/K/A CORNELL CAPITAL PARTNERS, L.P.) (the “Buyer”).

WHEREAS:

A. The parties hereto previously entered into that certain Registration Rights Agreement dated as of March 30, 2007 and that certain Amendment No. 1 to the Registration Rights Agreement dated as of December 13, 2007 (collectively, the "Agreement").

B. The parties to the Agreement now desire to amend certain provisions set forth in the Agreement as more fully described herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. AMENDMENT OF SECTION 1(b). Section 1(b) of the Agreement is hereby amended and replaced in its entirety with the following:

“(b) “Filing Deadline” means, with respect to the initial Registration Statement required hereunder, the 30th calendar day following the date the Company receives a written notice from the Buyer to the Company to file a Registration Statement and stating the number of Registrable Securities to be included on such Registration Statement (a “Filing Notice”); provided that, so long as the Company has available adequate current public information as set forth in Rule 144(c) of the Securities Act, the earliest date on which the Buyer shall be permitted to deliver a Filing Notice to the Company is July 7, 2008.”

2. EFFECT ON OTHER TERMS. This Amendment shall be deemed effective as of June 5, 2008, as if entered into on such date. All other terms set forth in the Agreement shall remain unchanged and this Amendment and the Agreement shall be deemed a single integrated agreement for all purposes.

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IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to Registration Rights Agreement to be duly executed as of day and year first above written.

COMPANY:
TXP CORPORATION

By: /s/ Michael C. Shores
Name: Michael C. Shores
Title: Chief Executive Officer

BUYER:
YA GLOBAL INVESTMENTS, L.P.
By: Yorkville Advisors, LLC
Its: Investment Manager

By: /s/ Mark A. Angelo
Name: Mark A. Angelo
Its: President & Portfolio Manager